Exhibit (h)(v)

SCHWAB CAPITAL TRUST

SCHWAB INVESTMENTS

Schedule A

to the Shareholder Servicing Plan

dated January 14, 2013

Schwab Capital Trust

Fund	Shareholder Service Fee
Schwab Large-Cap Growth Fund	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets

Schwab Core Equity Fund	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets

Schwab Dividend Equity Fund	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets

Schwab Small-Cap Equity Fund	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets

Schwab Hedged Equity Fund	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets

Schwab Financial Services Fund	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets

Schwab Health Care Fund	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets

Schwab Balanced Fund	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets

Schwab International Core Equity Fund	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets

Schwab Target 2010 Fund	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets

Schwab Target 2015 Fund	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets

Schwab Target 2020 Fund	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets

Schwab Target 2025 Fund	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets

Schwab Target 2030 Fund	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets

Schwab Target 2035 Fund	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets

Schwab Target 2040 Fund	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets

Schwab S&P 500 Index Fund	An annual fee, payable monthly, of two one-hundredths of one percent (0.02%) of the Fund’s average daily net assets

Schwab Institutional Select S&P 500 Fund	An annual fee, payable monthly, of two one-hundredths of one percent (0.02%) of the Fund’s average daily net assets

Schwab Small-Cap Index Fund	An annual fee, payable monthly, of two one-hundredths of one percent (0.02%) of the Fund’s average daily net assets

Schwab Total Stock Market Index Fund	An annual fee, payable monthly, of two one-hundredths of one percent (0.02%) of the Fund’s average daily net assets

Schwab International Index Fund	An annual fee, payable monthly, of two one-hundredths of one percent (0.02%) of the Fund’s average daily net assets

Schwab MarketTrack All Equity Portfolio	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets

Schwab MarketTrack Growth Portfolio –Investor Shares	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets

Schwab MarketTrack Balanced Portfolio	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets

Schwab MarketTrack Conservative Portfolio – Investor Shares	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets

Laudus Small-Cap MarketMasters Fund – Investor Shares	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets

Laudus Small-Cap MarketMasters Fund – Select Shares	An annual fee, payable monthly, of twenty one-hundredths of one percent (0.20%) of the Fund’s average daily net assets

Laudus International MarketMasters Fund – Investor Shares	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets

Laudus International MarketMasters Fund – Select Shares	An annual fee, payable monthly, of twenty one-hundredths of one percent (0.20%) of the Fund’s average daily net assets

Schwab Fundamental U.S. Large Company Index Fund	An annual fee, payable monthly, of ten one-hundredths of one percent (0.10%) of the Fund’s average daily net assets

Schwab Fundamental U.S. Small Company Index Fund	An annual fee, payable monthly, of ten one-hundredths of one percent (0.10%) of the Fund’s average daily net assets

Schwab Fundamental International Large Company Index Fund	An annual fee, payable monthly, of ten one-hundredths of one percent (0.10%) of the Fund’s average daily net assets

Schwab Fundamental Emerging Large Company Markets Index Fund	An annual fee, payable monthly, of ten one-hundredths of one percent (0.10%) of the Fund’s average daily net assets

Schwab Fundamental International Small Company Index Fund	An annual fee, payable monthly, of ten one-hundredths of one percent (0.10%) of the Fund’s average daily net assets

Schwab Monthly Income Fund – Moderate Payout	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets

Schwab Monthly Income Fund – Enhanced Payout	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets

Schwab Monthly Income Fund – Maximum Payout	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets

Schwab Target 2045 Fund	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets

Schwab Target 2050 Fund	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets

Schwab Target 2055 Fund	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets

Schwab Investments

Fund	Shareholder Service Fee
Schwab Short-Term Bond Market Fund	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets

Schwab Total Bond Market Fund	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets

Schwab GNMA Fund	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets

Schwab Treasury Inflation Protected Securities Fund	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets

Schwab Intermediate-Term Bond Fund	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets

Schwab Tax-Free Bond Fund	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets

Schwab California Tax-Free Bond Fund	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets

Schwab 1000 Index Fund	An annual fee, payable monthly, of ten one-hundredths of one percent (0.10%) of the Fund’s average daily net assets

Schwab Global Real Estate Fund	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets